QuickLinks -- Click here to rapidly navigate through this document

Exhibit 21.1

List of Subsidiaries

Name	State or Other Jurisdiction of Incorporation or Organization
Dividend Capital Operating Partnership LP	Delaware
DCT Leasing Corp.	Delaware
DC Lease Management LLC	Delaware
Chickasaw A Leasing LLC	Delaware
Chickasaw H Leasing LLC	Delaware
Newpoint Leasing LLC	Delaware
Plainfield Leasing LLC	Delaware
Atl BF Portfolio Leasing LLC	Delaware
DCT CF I LP	Delaware
DCT CF I GP LLC	Delaware
DCT Chickasaw A LP	Delaware
DCT Chickasaw GP A LLC	Delaware
DCT Chickasaw H LP	Delaware
DCT Chickasaw GP H LLC	Delaware
DCT DFW LP	Delaware
DCT DFW GP LLC	Delaware
DCT Mallard Lake LLC	Delaware
DCT Park West LLC	Delaware
DCT Pinnacle LP	Delaware
DCT Pinnacle GP LLC	Delaware
DCT Plainfield LLC	Delaware
DCT Rancho I LP	Delaware
DCT Rancho I GP LLC	Delaware
DCT West by Northwest LLP	Delaware
DCT West by Northwest GP LLC	Delaware
DCT Eastgate LP	Delaware
DCT Eastgate GP LLC	Delaware
DCT Newpoint LLC	Delaware
DCT Northwest OH LLC	Delaware
DCT Riverport LLC	Delaware
DCT Bondesen—Beltway 8—Rittiman LP	Delaware
DCT Bondesen—Beltway 8—Rittiman GP LLC	Delaware
DCT Park West II LLC	Delaware
DCT Mid South Logistics V LP	Delaware
DCT Mid South Logistics V GP LLC	Delaware
DCT Southcreek Landing LLC	Delaware
DCT Memphis Trade Center III LP	Delaware
DCT Memphis Trade Center III GP LLC	Delaware
DCT Tradecenter III LLC	Delaware
DCT Interpark 70 LLC	Delaware
DCT—MA 2004 RN Portfolio Progress	Delaware
DCT—MA 2004 RN Portfolio South Street	Delaware
DCT—MA 2004 RN Portfolio Technology	Delaware
DCT—MA 2004 RN Portfolio Sunnyslope	Delaware
DCT—TX 2004 RN Portfolio L LP	Delaware
DCT—TX 2004 RN Portfolio GP LLC	Delaware
DCT—TX 2004 RN Portfolio Greenbriar LP	Delaware
DCT—TX 2004 RN Portfolio Greenbriar GP LLC	Delaware
DCT—AZ 2004 RN Portfolio U LLC	Delaware
DCT—AZ 2004 RN Portfolio D LLC	Delaware
DCT—CA 2004 RN Portfolio L LP	Delaware
DCT—CA 2004 RN Portfolio GP LLC	Delaware
DCT—GA 2004 RN Portfolio L LLC	Delaware
DCT—GA 2004 RN Portfolio U LLC	Delaware
DCT—TX 2004 RN Portfolio Shiloh LP	Delaware
DCT—TX 2004 RN Portfolio Shiloh GP LLC	Delaware
DCT—AZ 2004 RN Portfolio L LLC	Delaware
DCT—AZ 2004 RN Portfolio Watkins LLC	Delaware
DCT Cypress Park LP	Delaware
DCT Orlando 1 GP LLC	Delaware
DCT Atl Portfolio LLC	Delaware
DCT Bayside LP	Delaware
DCT Bayside GP LLC	Delaware
DCT Sky Harbor LLC	Delaware
DCT Grand River LP	Delaware
DCT Grand River GP LLC	Delaware
DCT Northmont LLC	Delaware
DCT Foothill LP	Delaware
DCT Foothill GP LLC	Delaware

QuickLinks

  Exhibit 21.1
List of Subsidiaries